SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 07, 2019

(Date of earliest event reported)

Commission File No.: 0-25969
URBAN ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                                                            52-1166660
(State or other jurisdiction of                                                     (I.R.S. Employer Identification No.)
incorporation or organization)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On November 14, 2019, Urban One, Inc. (the "Company") issued a revised press release as part of this Form 8-K filing setting forth the results for its quarter ended September 30, 2019.  A copy of the revised press release is attached as Exhibit 99.1.

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 7, 2019, Urban One, Inc. (the "Company") issued a press release setting forth the results for its quarter ended September 30, 2019 (the "November 7 Press Release").  The same non-cash tax provision adjustments described in our current report on Form 8-K filed November 12, 2019, and incorporated herein by reference, also impacted the financial results set forth in the statement of operations and selected balance sheet data set forth in the November 7 Press Release.  Therefore, the November 7 Press Release, describing the Company's financial results for the period ended September 30, 2019 should no longer be relied upon.   The revised Press Release described in item 2.02 above and filed as an exhibit hereto contains revisions correcting the misstatements made in the November 7 Press Release and may be relied upon along with the financial statements contained in our quarterly report on Form 10-Q for the period ended September 30, 2019 filed on November 12, 2019.

ITEM 7.01.  Regulation FD Disclosure.

The information disclosed under Item 4.02 of this Report is incorporated by reference into this Item 7.01.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated November 14, 2019: Urban One, Inc. Reports Revised Third Quarter Results.

Cautionary Information Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements about the Company's future performance, which are based on management's assumptions and beliefs in light of the information currently available to it. The Company assumes no obligation to update the information contained herein. These forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control, that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Important factors that could cause actual results to differ materially are described in the Company's reports on Forms 10-K, 10-Q , 10-Q/A and other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 URBAN ONE, INC.

                                 /s/ Peter D. Thompson
November 14, 2019                                         Peter D. Thompson
                Chief Financial Officer and Principal Accounting Officer